UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Wacker Drive

Chicago, Illinois 60601

(Address of principal executive offices, including zip code)

(312) 565-5700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The Federal Home Loan Bank of Chicago (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

      Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

      We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

    although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
    Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
    Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
    the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
1/28/2008	3133XPB94	1/30/2008	3/12/2010	9/12/2008	Non-Callable	N/A	Fixed Constant	N/A	2.375%	100,000,000
1/28/2008	3133XPDD3	2/15/2008	2/15/2012	8/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2008	4.000%	15,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/24/2008 with a notional amount of $10 million.
1/28/2008	3133XPF25	2/8/2008	2/8/2023	8/8/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/8/2010	5.160%	25,000,000
1/28/2008	3133XPF58	2/19/2008	2/19/2015	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2008	4.710%	50,000,000
1/28/2008	3133XPFG4	2/8/2008	2/8/2018	8/8/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/8/2008	5.050%	25,000,000
1/28/2008	3133XPFT6	2/15/2008	2/15/2012	8/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2008	4.000%	15,000,000
1/28/2008	3133XPFT6	2/15/2008	2/15/2012	8/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2008	4.000%	10,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 with a notional amount of $15 million.
1/28/2008	3133XPFT6	2/15/2008	2/15/2012	8/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/15/2008	4.000%	10,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 with a notional amount of $15 million.
1/28/2008	3133XPFV1	2/15/2008	8/14/2013	8/14/2008	Optional Principal Redemption	European	Fixed Constant	11/14/2008	4.020%	15,000,000
1/28/2008	3133XPFX7	2/4/2008	11/4/2011	5/4/2008	Optional Principal Redemption	European	Fixed Constant	11/4/2008	3.560%	15,000,000
1/28/2008	3133XPG40	2/13/2008	2/13/2012	8/13/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/13/2009	3.730%	15,000,000
1/28/2008	3133XPG65	2/19/2008	2/19/2015	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.520%	50,000,000
1/28/2008	3133XPG81	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2008	4.200%	25,000,000
1/29/2008	3133XPFQ2	2/13/2008	2/13/2018	8/13/2008	Optional Principal Redemption	American	Fixed Constant	2/13/2009	5.000%	25,000,000

The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 by the Federal Home Loan Bank of San Francisco with a notional amount of $50 million. The Bank only assumes the primary repayment obligation for the above listed upsize.

1/29/2008	3133XPFQ2	2/13/2008	2/13/2018	8/13/2008	Optional Principal Redemption	American	Fixed Constant	2/13/2009	5.000%	50,000,000

The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 by the Federal Home Loan Bank of San Francisco with a notional amount of $50 million. The Bank only assumes the primary repayment obligation for the above listed upsize.

1/29/2008	3133XPFQ2	2/13/2008	2/13/2018	8/13/2008	Optional Principal Redemption	American	Fixed Constant	2/13/2009	5.000%	50,000,000

The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 by the Federal Home Loan Bank of San Francisco with a notional amount of $50 million. The Bank only assumes the primary repayment obligation for the above listed upsize.

1/29/2008	3133XPFV1	2/15/2008	8/14/2013	8/14/2008	Optional Principal Redemption	European	Fixed Constant	11/14/2008	4.020%	10,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/28/2008 with a notional amount of $15 million.
1/29/2008	3133XPGA6	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.000%	25,000,000
1/29/2008	3133XPGA6	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.000%	25,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/29/2008 with a notional amount of $25 million.
1/29/2008	3133XPGE8	2/12/2008	5/12/2011	5/12/2008	Optional Principal Redemption	European	Fixed Constant	11/12/2008	3.435%	15,000,000
1/29/2008	3133XPGQ1	2/19/2008	2/19/2038	8/19/2008	Optional Principal Redemption	American	Fixed Constant	8/19/2008	6.000%	10,000,000
1/29/2008	3133XPGZ1	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.050%	25,000,000
1/29/2008	3133XPGZ1	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.050%	35,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/29/2008 with a notional amount of $25 million.
1/29/2008	3133XPGZ1	2/19/2008	2/19/2013	8/19/2008	Optional Principal Redemption	Bermudan	Fixed Constant	2/19/2009	4.050%	20,000,000
The trade listed directly above is an upsize of a previous issue that was traded on 1/29/2008 with a notional amount of $25 million.
1/29/2008	3133XPHB3	2/6/2008	2/6/2023	8/6/2008	Optional Principal Redemption	Bermudan	Fixed Constant	5/6/2008	5.700%	100,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

    American--redeemable continuously on and after the first redemption date and until maturity.
    Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
    European--redeemable on a particular date only.
    Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
    Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description :

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.

Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 29, 2008, the Bank and J. Mikesell Thomas have amended Mr. Thomas' employment agreement to reduce Mr. Thomas' total incentive compensation award for calendar year 2007 from $703,040 per terms of his employment agreement to $300,000.

On January 29, 2008 (the "Effective Date"), the Bank entered into employment agreements with several members of the executive management team including the following executive officers which are identified as named executive officers in our Annual Report on Form 10-K filed on March 30, 2007: Matthew Feldman, Roger Lundstrom and Michael McFerrin.

Each of the employment agreements provides that, unless terminated earlier as provided for in the agreement, the Bank's employment of the executive will continue for a three year period from the Effective Date. Under the terms of each agreement, in the event that the executive's employment with the Bank is terminated either by the executive for Good Reason (as defined below) or by the Bank Other Than for Cause (as defined below), the executive is entitled to receive the following payments:

  all accrued and unpaid salary for time worked as of the date of termination;
  all accrued but unutilized vacation time as of the date of termination;
  salary continuation (at the base salary in effect at the time of termination) for a three year period beginning on the date of termination;
  continued participation in any bonus plan in existence as of the date of termination, provided that all other eligibility and performance objectives are met, as if the executive had continued employment through December 31 of the year of termination (the executive will not be eligible for bonuses paid with respect to any year following the year of termination); and
  continued participation in the Bank's employee health care benefit plans in accordance with the terms of the Bank's then-current severance plan that would be applicable to the executive if his employment had been terminated pursuant to such plan.

If the executive's employment with the Bank is terminated by the Bank for Cause, by the executive other than for Good Reason or by death or disability of the executive, the executive will be entitled only to the amounts in items (1) and (2) above.

The employment agreements provide that the executive will not be entitled to any other compensation, bonus or severance pay from the Bank other than those specified above and any vested rights which the executive has under any pension, thrift, or other benefit plan, excluding severance.

"Good Reason" means:

    a reduction by the Bank in the executive's base salary other than as permitted under the agreement;
    the relocation of the executive's principal office assignment to a location more than fifty (50) miles from its location on the Effective Date;
    any material breach of the employment agreement by the Bank; or
    a material diminution in the executive's authority, duties, or responsibilities as an employee of the Bank.

For purposes of Mr. McFerrin's employment agreement, "Good Reason" also includes that Mr. McFerrin no longer has, or is prevented from fulfilling the responsibilities of, the title and position of Executive Vice President and Head of the Financial Markets Group.

"Cause" means any of the following activities by the executive:

    the conviction of the executive for a felony, or a crime involving moral turpitude;
    the commission of any act involving dishonesty, disloyalty or fraud with respect to the Bank or any of its members;
    willful and continued failure to perform material duties which are reasonably directed by the Board of Directors and/or the President which are consistent with the terms of the employment agreement and the position specified therein;
    gross negligence or willful misconduct with respect to the Bank or any of its members;
    any violation of Bank policies regarding sexual harassment, discrimination, substance abuse or the Bank's Code of Ethics to the extent such acts would provide grounds for a termination for cause with respect to other employees; or
    a material breach by the executive of a material provision of the employment agreement.

"Other Than for Cause" means the Bank may terminate the executive's employment for any reason or for no reason upon sixty (60) days' prior written notice to executive.

The terms of the employment agreements also specify that the right to receive the termination payments outlined above in connection with a termination for Good Reason or Other Than for Cause is contingent upon the executive signing a general release of all claims against the Bank and: (1) refraining from disclosure or dissemination of confidential information; (2) the return of Bank property and any confidential information; and (3) for a period of one year after termination of employment, recruiting, hiring or attempting to recruit or hire, either directly or by assisting others, any Bank employee who was employed by the Bank within six (6) months of the termination of the executive's employment with the Bank.

The information being furnished pursuant to Item 5.02 on this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago
By: /s/ Matthew R. Feldman
Name: Matthew R. Feldman
Date: January 31, 2008	Title: Executive Vice President